SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:           June 26, 2003

Commission File Number:1-9852

CHASE CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	11-1797126
(State or other jurisdiction of incorporation of organization)	(I.R.S. Employer Identification No.)

26 Summer Street, Bridgewater, Massachusetts	02324
(Address of principal executive offices)	(Zip Code)
(508) 279-1789
Registrant's telephone number, including area code

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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

No financial statements are required to be filed as part of this Report.  The following exhibits are filed as part of this report.

Number                Description

99.1                     Press release issued by Chase Corporation on June 20, 2003

Item 9.  REGULATION FD DISCLOSURE

On June 20, 2003, Chase Corporation issued the press release, attached to this Form 8-K as Exhibit 99.1, describing the results of operations of the company for the quarter ended May 31, 2003.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CHASE CORPORATION
By: /s/ Peter R. Chase
Peter R. Chase
President, CEO
June 26, 2003

EXHIBIT INDEX

   Number                 Description

     99.1                    Press release issued by Chase Corporation on June 20, 2003.